EXCHANGE AGREEMENT


      This Exchange Agreement ("Agreement") is made as of June 28, 1999 by and among Fox Broadcasting Company, a Delaware corporation ("Fox"), Fox Family Worldwide, Inc., a Delaware corporation ("FFWW"), and Fox Kids Europe Holdings, Inc., a California corporation and a wholly-owned indirect subsidiary of FFWW ("FKEH").

      WHEREAS, Fox and FKEH have entered into a Subscription Agreement dated as of even date herewith (the "Subscription Agreement"), pursuant to which Fox has subscribed for certain securities of FKEH (the "FKEH Securities"), to be issued to Fox upon the terms and subject to the conditions stated therein; and

      WHEREAS, to induce Fox to enter into the Subscription Agreement, FFWW and FKEH have agreed that, with respect to any payments made by Fox to FKEH under the Subscription Agreement for which no Shares have been delivered by FKEH, Fox shall have the right, but not the obligation to designate all or any portions of such payments to FKEH as Exchange Amounts (as defined below) and to require FFWW to deliver Exchange Securities, subject to the terms and conditions of this Agreement, in lieu of receiving Shares of FKEH.

      NOW, THEREFORE, in consideration of the agreements and mutual covenants contained herein, the Parties hereto agree as follows:

      1. CERTAIN DEFINITIONS. Capitalized terms used in this Agreement not otherwise defined herein shall have the meaning set forth in the Subscription Agreement. As used in this Agreement, the following terms shall have the meaning set forth below:

           1.1 "Deeply Subordinated Debt Note" means the term note or notes issued by FFWW to Fox on any Exchange Closing Date in the form set forth as EXHIBIT E to the Senior Note Indentures, each of which shall be dated as of June 30, 1999 and shall bear interest at the rate of twenty percent (20%) per annum commencing on the earlier to occur of (i) such Exchange Closing Date, or (ii) December 31, 1999.

           1.2 "Deeply Subordinated Debt Principal Amount" means the principal amount of any Deeply Subordinated Debt Note issued to Fox at an Exchange Closing.

           1.3 "Exchange Amount" means that portion of the Total Purchase Price paid by Fox to FKEH pursuant to the Subscription Agreement designated in an Exchange Notice by Fox as an Exchange Amount, which amount shall be allocable to the Purchase Rights assigned to FFWW, and shall be deemed to have been paid AB INITIO to FFWW.

           1.4 "Exchange Closing Date" means the date of the assignment of Purchase Rights by Fox to FFWW and the delivery of Exchange Securities by FFWW to Fox pursuant to an Exchange Notice.

           1.5 "Exchange Notice" means the written notice given by Fox to FFWW notifying FFWW that Fox has elected to assign all or any portion of its Purchase Rights to FFWW in exchange for Exchange Securities, which notice shall be delivered to FFWW at the notice address specified herein and shall specify (i) the Exchange Securities to be delivered to Fox by FFWW in accordance with
Section 2; (ii) with respect to each Exchange Security to be delivered, the Exchange Amount allocable to the Purchase Rights exchanged therefor; and (iii) the proposed Exchange Closing Date, which date shall in any event be not less than five (5) nor more than thirty (30) business days from the date of such Notice, unless otherwise agreed by the Parties.

           1.6 "FKEH Securities" means the Shares as defined under the Subscription Agreement, which Shares shall be shares of Class B Common Stock convertible into shares of Common Stock of FKEH as provided therein.

           1.7 "Exchange Rights" means Fox's rights to cause FFWW to exchange its Exchange Securities for Fox's Purchase Rights, as set forth herein.

           1.8 "Exchange Securities" means the Deeply Subordinated Debt Notes, and, upon delivery of the New Equity Notice as provided in Section 3 hereof, the New Equity.

           1.9 "Exchange Securities Value" means (i) with respect to any Deeply Subordinated Debt Note, the Deeply Subordinated Debt Principal Amount; and (ii) with respect to any New Equity, the New Equity Fair Market Value.

           1.10 "New Equity" means a new class of common or preferred equity interests in FFWW which FFWW proposes to issue at any time during the Term (i) in a public offering or (ii) to any third party bona fide buyer or buyers in a privately negotiated transaction or series of transactions.

           1.11 "New Equity Fair Market Value" means the fair market value of the equity interests in FFWW issued to Fox at an Exchange Closing, and shall be calculated based on the price per share of such New Equity as of the Exchange Closing Date multiplied by the number of shares delivered.

           1.12 "New Equity Notice" means the notice of a proposed offering of New Equity to be delivered by FFWW to Fox as required in Section 3.

           1.13 "Parties" means the parties to this Agreement and any of their permitted successors and assigns pursuant to Section 5.1 hereof.

           1.14 "Purchase Rights" means Fox's rights under the Subscription Agreement, including its rights to acquire FKEH Securities, as adjusted for any prior assignment of such Purchase Rights to FFWW pursuant to the exercise by Fox of its rights hereunder.

           1.15 "Term" means the period of time during which Fox may exercise its rights under this Agreement as set forth in Section 2.3 hereof.

           1.16 "Senior Lender" means lenders under the Credit Agreement, as defined in the Subscription Agreement.

           1.17 "Share Value" means the dollar amount of the number of Shares for which Purchase Rights are assigned to FFWW multiplied by the Related Sale Price.

      2.   EXCHANGE RIGHT.

           2.1 EXCHANGE RIGHT. At any time during the Term, Fox shall have the right (the "Exchange Right") to require FFWW to exchange all or any portion of Fox's Purchase Rights for Exchange Securities issued by FFWW. Subject to obtaining required consents as set forth in Section 2.4, if applicable, on the Exchange Closing Date, Fox shall assign Purchase Rights to FFWW which entitle Fox to acquire a number of shares of common stock of FKEH as provided in Section 3 of the Subscription Agreement which has a Share Value as of the Exchange Closing Date equal to the Exchange Amount and FFWW shall accept such assignment. Subject to obtaining required consents as set forth in Section 2.4, if applicable, on the Exchange Closing Date, FFWW shall deliver Exchange Securities to Fox which have an Exchange Securities Value equal to the Exchange Amount as of the Exchange Closing Date specified in the Exchange Notice. Fox shall have the sole right to determine the type of Exchange Security to be issued by FFWW at each such Closing, and may require more than one type of Exchange Security to be issued at any Closing, provided, however, that if no New Equity Notice has been delivered prior to the date of the Exchange Notice, or if for any other reason New Equity cannot be issued (including without limitation because all authorized New Equity has been issued and remains outstanding), Fox may not require FFWW to deliver New Equity at such Closing.

           2.2 NOTICE. Fox shall deliver an Exchange Notice to FFWW in the event it elects to cause FFWW to acquire all or any portion of its Purchase Rights. Such Exchange Notice shall be delivered in accordance with the notice requirements set forth herein. Fox may deliver Exchange Notices at any time and from time to time during the Term until FKEH is no longer obligated to deliver to Fox any FKEH Securities under the Subscription Agreement.

           2.3 TERM. The Term of this Agreement shall commence as of the date hereof and shall continue until the earlier to occur of (i) the date that all FKEH Securities deliverable to Fox under the Subscription Agreement shall have been delivered to Fox or (ii) the date that Fox shall have assigned all of its Purchase Rights to FFWW pursuant to the exercise of its Exchange Rights.

           2.4 CLOSING OF SALE OF EXCHANGE SECURITIES. The Closing of any issuance of Exchange Securities shall be held at the offices of FFWW, or at such other place as Fox and FFWW may agree. The obligation of FFWW to issue and deliver New Equity is subject to the Company having obtained all such consents, waivers and amendments under, of or to the Credit Agreement and Loan Documents as are necessary to enable the issuance and delivery of such New Equity, without constituting, causing or resulting in any Default (as that term is defined under the Credit Agreement) or Event of Default (as that term is defined under the Credit Agreement), or breach or default under any of the Loan Documents; and such issuance and delivery not constituting, causing or resulting in any Event of Default (as that term is defined in each of the Senior Notes Indentures). FFWW agrees to use its reasonable best efforts to obtain any such lender consent, waiver and/or amendment and any other permits or approvals which may be required. In the event that such consents, permits or approvals are not obtained prior to the Exchange Closing Date specified in the Exchange Notice, then the Closing shall occur within five (5) business days of the date such consent, permit or approval is obtained by FFWW.

           2.5 SUBSCRIPTION AGREEMENT; ACKNOWLEDGMENT OF CONSIDERATION. Upon transfer by Fox of the Purchase Rights to FFWW and the issuance by FFWW of Exchange Securities to Fox as provided herein, the obligation of FKEH to deliver Shares under the Subscription Agreement with a Share Value equal to the Exchange Amount pursuant to such transferred Purchase Rights shall terminate automatically and without any action of any party to the Subscription Agreement. That portion of the Total Purchase Price allocated as an Exchange Amount by Fox in connection with the transfer of such Purchase Rights (i) in the case of the issuance of any Deeply Subordinated Debt Notes pursuant to this Agreement, shall be money borrowed by FFWW, with the proceeds of such Notes used to make a capital contribution to Fox Kids Holdings, LLC, which will in turn use the proceeds of such capital contribution to make a capital contribution to Saban Entertainment, Inc., which will in turn use the proceeds of such contribution to make a capital contribution to FKEH, which will lend the proceeds of such capital contribution to International Family Entertainment, Inc., which will repay obligations of the Borrowers under the Credit Agreement and permanently reduce the commitments under the Credit Agreement; and (ii) in the case of the issuance of any New Equity pursuant to this Agreement, shall be net cash proceeds of such issuance, and shall be used to repay obligations of the Borrowers under the Credit Agreement and permanently reduce the commitments under the Credit Agreement.

           2.6 TOTAL PURCHASE PRICE. Each of the Parties hereto (including FKEH) agrees and acknowledges that the Total Purchase Price under the Subscription Agreement shall have been fully paid to FKEH by Fox as of the date hereof, and no further payments to FKEH shall be due to FKEH pursuant thereto on account of any amounts of such Total Purchase Price which may be allocated to Purchase Rights transferred to FFWW by Fox pursuant to the exercise of it Exchange Rights. In the event that FKEH is unable to deliver Shares pursuant to the Subscription Agreement, Fox shall not have the right to the return of all or any portion of the Total Purchase Price paid to FKEH, but shall have the right solely to allocate the Total Purchase Price to the exercise of its Exchange Rights as provided in this Agreement.

      3. PRE-EMPTIVE RIGHTS WITH RESPECT TO NEW EQUITY. In the event that FFWW proposes to issue and sell New Equity, prior to any such sale, FFWW will deliver written notice of such proposed issuance to Fox (the "New Equity Notice"), which Notice shall set forth with specificity the terms of such proposed sale including a description of the New Equity security to be issued, the price per share, the proposed manner of sale and the proposed buyer or buyers. For a period of sixty (60) days from the date such New Equity Notice is received by Fox, Fox shall have the right, but not the obligation, to exercise the Exchange Rights and to receive New Equity on the Exchange Closing Date; PROVIDED, THAT if regulatory approval would be required with respect to the issuance to Fox of the New Equity described in the New Equity Notice pursuant to the Hart-Scott Rodino Antitrust Improvement Acts of 1976, as amended, FFWW agrees that, the shares of New Equity issued to Fox shall be as described in the New Equity Notice, except that the shares issued to Fox shall be non-voting unless and until Fox elects to convert such shares to shares of voting equity with voting powers as described in the New Equity Notice. Fox shall promptly deliver written notice of its election to convert its shares of New Equity to FFWW. Fox shall not elect to make such conversion prior to (i) Fox's obtaining any such regulatory approval, or (ii) the transfer by Fox of the New Equity to any third party (or affiliate of Fox) if no regulatory approval is required with respect to such transfer and subsequent conversion to voting stock. Upon the issuance and sale by FFWW of any New Equity to any of the proposed third party buyer or buyers, Fox shall be obligated, to the extent allowable in such sale to third party buyer or buyers, to sell all of its shares of New Equity to the buyer or buyers specified in the New Equity Notice (up to the amount of New Equity being bought by such buyers). FFWW agrees to cooperate fully and to use its reasonable commercial efforts to facilitate such sale. FFWW shall have the right to issue and sell New Equity to third parties only upon the terms set forth in the New Equity Notice and only following the sale by Fox of all of its shares of New Equity.

      4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES.

           4.1        REPRESENTATIONS, WARRANTIES AND COVENANTS OF FFWW.

           (a) FFWW represents and warrants that the following representations and warranties are true and correct in all material respects, and covenants that , with respect to FFWW and any Exchange Securities issued to Fox, each such representation and warranty shall be true and correct in all material respects on and as of each Exchange Closing Date, with the same force and effect as though made on and as of such Exchange Closing Date, except for changes permitted or contemplated by this Agreement:

               (i) ORGANIZATION, STANDING AND CORPORATE POWER. FFWW is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with adequate corporate power and authority to own its properties and carry on its business as presently conducted, except where the failure to be so incorporated or to have such power and authority would not have a material adverse effect on the business, financial condition or results of operation of FFWW. FFWW has all necessary corporate power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (ii) EXECUTION, DELIVERY, AND PERFORMANCE. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of FFWW, and FFWW has taken all other actions required by law, its Certificate of Incorporation and its Bylaws in order to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding obligations of FFWW, and is enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

               (iii) CERTIFICATE OF INCORPORATION. FFWW has furnished to Fox a copy of its Certificate of Incorporation which is in full force and effect.

               (iv) NO CONSENTS. No consent, authorization, order or approval of, or filing or registration with, any governmental authority, commission, board or other regulatory body of the United States or any state or political subdivision thereof (each, a "Governmental Entity"), is required to be made or obtained by FFWW for or in connection with the issuance by FFWW of the Exchange Securities to Fox as contemplated hereby.

               (v) NO CONFLICTS. The execution, delivery and performance by FFWW of this Agreement will not conflict with or violate the Certificate of Incorporation or Bylaws of FFWW or violate any other material agreement to which FFWW is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust, or otherwise contravene, conflict with or result in a violation of, any federal, state, local, municipal, foreign, international, multi-national or other administrative order, constitution, law, ordinance, regulation or statute, or give any individual, corporation, partnership, governmental authority or regulatory body or any other person the right to prevent the consummation of the exchange of the Exchange Securities contemplated hereby.

               (vi) NO BROKER. Except as previously disclosed to Fox, FFWW has not employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

           (b) FFWW shall use its reasonable best efforts to obtain such consents, waivers and amendments under, of or to the Credit Agreement and Loan Documents as FFWW reasonably believes are necessary to enable the consummation of the transactions contemplated by this Agreement without constituting, causing or resulting in any such Default or Event of Default under the Credit Agreement, or breach or default under any of the Loan Documents.

           4.2 COVENANTS, REPRESENTATIONS AND WARRANTIES OF FOX. Fox represents and warrants that the following representations and warranties are true and correct in all material respects, and covenants that each such representation and warranty shall be true and correct in all material respects on and as of each Exchange Closing Date, with the same force and effect as though made on and as of such Exchange Closing Date, except for changes permitted or contemplated by this Agreement:

           (a) ORGANIZATION, STANDING AND CORPORATE POWER OF FOX. Fox is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with adequate corporate power and authority to own its properties and carry on its business as presently conducted. Fox has the corporate power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby.

           (b) EXECUTION, DELIVERY AND PERFORMANCE BY FOX. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Fox, and Fox has taken all other actions required by law, its Certificate of Incorporation and its Bylaws in order to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding obligations of Fox and is enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

           (c) NO CONFLICTS. The execution, delivery and performance by Fox of this Agreement will not conflict with or violate the Certificate of Incorporation or Bylaws of Fox or violate any other agreement to which Fox is a party, or otherwise contravene, conflict with or result in a violation of, any federal, state, local, municipal, foreign, international, multi-national or other administrative order, constitution, law, ordinance, regulation or statute, or give any individual, corporation, partnership, governmental authority or regulatory body or any other person the right to prevent the consummation of the issuance of the Exchange Securities to Fox contemplated hereby or the receipt by Fox of such Exchange Securities.

           (d) ACKNOWLEDGMENTS AND REPRESENTATIONS. Fox is acquiring the Exchange Securities for its own account and not for the account of any other Persons. Fox acknowledges and represents: (i) that it is aware that the Exchange Securities are not registered under the Securities Act of 1933, as amended (the "Securities Act") and are subject to the restrictions thereof, including pursuant to Rule 144 promulgated thereunder; (ii) that no federal or state agency has passed upon the Exchange Securities or made any finding or determination as to the fairness of Fox's investment in the Exchange Securities;
(iii) that there are risks of loss associated with Fox's exchange of its Purchase rights for the Exchange Securities; (iv) that the investment in the Exchange Securities is an illiquid investment and Fox may bear the risk of its investment for an indefinite period of time; and (v) that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment and is able to bear such financial risk. The Purchaser understands and agrees that the following restriction and limitation is applicable to Purchaser's investment in the Exchange Securities pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D;

      "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO COUNSEL FOR THE COMPANY, IS AVAILABLE."

The foregoing statement will affixed as a legend on all certificates representing the Exchange Securities.

           (e) NO CONSENTS. No consent, authorization, order or approval of, or filing or registration with, any Governmental Entity, is required to be made or obtained by Fox for or in connection with the issuance by FFWW of the Exchange Securities to Fox as contemplated hereby or the receipt by Fox of such Exchange Securities.

           (f) NO BROKER. Fox has not employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

           4.3  REPRESENTATIONS, WARRANTIES AND COVENANTS OF FKEH.

           (a) FKEH represents and warrants that the following representations and warranties are true and correct in all material respects, and covenants that each such representation and warranty shall be true and correct in all material respects on and as of each Exchange Closing Date, with the same force and effect as though made on and as of such Exchange Closing Date, except for changes permitted or contemplated by this Agreement:

               (i) ORGANIZATION, STANDING AND CORPORATE POWER. FKEH is a corporation duly organized, validly existing and in good standing under the laws of the State of California, with adequate corporate power and authority to own its properties and carry on its business as presently conducted, except where the failure to be so incorporated or to have such power and authority would not have a material adverse effect on the business, financial condition or results of operation of FKEH. FKEH has all necessary corporate power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (ii) EXECUTION, DELIVERY, AND PERFORMANCE. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of FKEH, and FKEH has taken all other actions required by law, its Articles of Incorporation and its Bylaws in order to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and binding obligations of FKEH, and is enforceable in accordance with its terms, except as enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally.

               (iii) ARTICLES OF INCORPORATION. FKEH has furnished to Fox a copy of its Articles of Incorporation which are in full force and effect.

               (iv) NO CONSENTS. No consent, authorization, order or approval of, or filing or registration with, any governmental authority, commission, board or other regulatory body of the United States or any state or political subdivision thereof (each, a "Governmental Entity"), is required to be made or obtained by FKEH for or in connection with the issuance by FFWW of the Exchange Securities to Fox as contemplated hereby.

               (v) NO CONFLICTS. The execution, delivery and performance by FKEH of this Agreement will not conflict with or violate the Articles of Incorporation or Bylaws of FKEH or violate any other material agreement to which FKEH is a party, including, without limitation, any voting agreement, stockholders agreement or voting trust, or otherwise contravene, conflict with or result in a violation of, any federal, state, local, municipal, foreign, international, multi-national or other administrative order, constitution, law, ordinance, regulation or statute, or give any individual, corporation, partnership, governmental authority or regulatory body or any other person the right to prevent the consummation of the exchange of the Exchange Securities contemplated hereby.

               (vi) NO BROKER. Except as previously disclosed to Fox, FKEH has not employed any investment banker, broker, finder, consultant or intermediary in connection with the transactions contemplated by this Agreement which would be entitled to any investment banking, brokerage, finder's or similar fee or commission in connection with this Agreement or the transactions contemplated hereby.

           (b) FKEH shall use its reasonable best efforts to obtain such consents, waivers and amendments under, of or to the Credit Agreement and Loan Documents as FKEH reasonably believes are necessary to enable the consummation of the transactions contemplated by this Agreement without constituting, causing or resulting in any Default or Event of Default under the Credit Agreement, or breach or default under any of the Loan Documents.

      5.   MISCELLANEOUS.

           5.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns. Other than as set forth in the immediately succeeding sentence, no party may assign any of its rights, or delegate any of its duties or obligations, hereunder without the prior written consent of the other party, and any such purported assignment or delegation shall be void AB INITIO. Notwithstanding the foregoing, Fox, its affiliates, and its successors and assigns, may assign their rights and delegate their duties (i) to any successor entity resulting from any liquidation, merger, consolidation, reorganization, or transfer of all or substantially all of the assets or stock of Fox, or (ii) to any affiliate of Fox; PROVIDED, that in either case, any such assignee shall expressly assume all of the obligations Fox hereunder.

           5.2 NOTICES. All notices, demands and other communications (collectively, "Notices") given or made pursuant to this Agreement shall be in writing and shall be deemed to have been duly if sent by registered or certified mail, return receipt requested, postage and fees prepaid, by overnight service with a nationally recognized "next day" delivery company such as Federal Express or United Parcel Service, by facsimile transmission, or otherwise actually delivered to the following addresses:

                (a)        IF TO FOX:
                           Fox Broadcasting Company
                           10201 West Pico Boulevard
                           Building 100 Room 5015
                           Los Angeles, CA 90035

                           WITH A COPY TO:

                           Squadron, Ellenoff, Plesent & Sheinfeld
                           551 Fifth Ave.
                           New York, NY 10176-0001
                           Attn: Stephen Kay
                           Fax: 212-697-6686

                (b)        IF TO FFWW:

                           Fox Family Worldwide, Inc.
                           10960 Wilshire Boulevard,  24th Floor
                           Los Angeles, California 90024
                           Attn: Mel Woods
                           Fax: 310-235-5552

                           WITH A COPY TO:

                           Troop Steuber Pasich Reddick & Tobey, LLP
                           2029 Century Park East, Twenty-fourth Floor
                           Los Angeles, California 90067-3010
                           Attn:  Thomas Glen Leo
                           Fax:  310-728-2209

                (c)        If to FKEH:

                           Fox Kids Europe Holdings, Inc.
                           10960 Wilshire Boulevard, 24th Floor
                           Los Angeles, California 90024
                           Attn: Mel Woods
                           Fax: 310-235-5552

                           WITH A COPY TO:

                           Troop Steuber Pasich Reddick & Tobey, LLP
                           2029 Century Park East, Twenty-fourth Floor
                           Los Angeles, California 90067-3010
                           Attn:  Thomas Glen Leo
                           Fax:  310-728-2209

      Any Notice shall be deemed duly given when received by the addressee thereof. Any of the Parties to this Agreement may from time to time change its address for receiving notices by giving written notice thereof in the manner set forth above.

           5.3 AMENDMENT; WAIVER. No provision of this Agreement may be waived unless in writing signed by all of the Parties to this Agreement, and the waiver of any one provision of this Agreement shall not be deemed to be a waiver of any other provision. This Agreement may be amended, supplemented or otherwise modified only by a written agreement executed by all of the Parties to this Agreement.

           5.4 JURISDICTION. The Parties hereto irrevocably submit to the non-exclusive jurisdiction of the state and federal courts located in California for the purposes of any suit, action or other proceeding arising out of this Agreement (and agree not to commence any action, suit or proceeding relating hereto except in such courts). Each of the Parties hereto hereby irrevocably designates the following individual as its designee, appointee and agent to receive, for and on behalf of it, service of process in such respective jurisdictions in any legal action or proceeding with respect to this Agreement or any document related thereto: FFWW and FKEH each designate Mel Woods, and Fox designates Jay Itzkowitz. It is understood that a copy of such process serviced on such agent will be promptly forwarded by mail to it at its address set forth in Section 5.2 hereof, but the failure to receive such copy shall not affect in any way the service of such process. Each of the Parties hereto further irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its said address, such service to become effective upon confirmed delivery. The Parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the state or federal courts located in California, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such action, suit or proceeding brought in any such court that such action, suit or proceeding has been brought in an inconvenient forum.

           5.5 GOVERNING LAW. This Agreement shall be governed by and construed both as to validity and performance and enforced in accordance with the laws of the State of California without giving effect to the choice of law principles thereof.

           5.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

           5.7 REMEDIES CUMULATIVE. Each of the various rights, powers and remedies shall be deemed to be cumulative with, and in addition to, all the rights, powers and remedies which either party may have hereunder or under applicable law relating hereto or to the subject matter hereof, and the exercise or partial exercise of any such right, power or remedy shall constitute neither an exclusive election thereof nor a waiver of any other such right, power or remedy.

           5.8 HEADINGS. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the Parties.

           5.9 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement.

           5.10 EXPENSES. Each party shall pay its own costs, expenses, including without limitation, the fees and expenses of their respective counsel and financial advisors.

           5.11 ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the Parties hereto relating to the subject matter hereof and there are no other agreements or understandings, written or oral, in effect between the Parties relating to such subject matter except as expressly referred to herein.

           5.12 PUBLICITY. The Parties agree that press releases and other announcements with respect to the transactions contemplated hereby shall be subject to mutual agreement; PROVIDED, HOWEVER, that a Party may make such announcement as, in the opinion of its counsel, such Party is required to make pursuant to applicable law, but in such event such Party shall, to the extent practicable, give the each of the other Parties reasonable prior notice and an opportunity to comment on the proposed announcement.

           5.13 SPECIFIC PERFORMANCE. Each of the Parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the Parties hereto agrees that in the event of any such breach the aggrieved Party or Parties shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief, without the posting of bond or other security, in addition to any other remedy to which it or they may be entitled, at law or in equity.

           5.14 NO THIRD PARTY BENEFICIARIES. This Agreement is not intended to benefit, and shall not run to the benefit of or be enforceable by, any other person or entity other than the Parties hereto and their permitted successors and assigns.

      IN WITNESS WHEREOF, the Parties hereto have signed this Agreement as of the date first written above.



                               FOX BROADCASTING COMPANY

                                     /s/ Jay Itzkowitz
                               By:  ------------------------------------

                               Its: ------------------------------------






                               FOX FAMILY WORLDWIDE, INC.

                                     /s/ Jack D. Samuels
                               By:  ------------------------------------

                               Its: ------------------------------------



                               FOX KIDS EUROPE HOLDINGS, INC.

                                     /s/ Stan Golden
                               By:  ------------------------------------

                               Its: ------------------------------------